SCHEDULE 14C
                                 (RULE 14C-101)

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant | |

Check the appropriate box:

|X| Preliminary Information Statement

| | Definitive Information Statement

| | Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)
    (2))

                              C & D PRODUCTION INC.

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

| | Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

| | Fee previously paid with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                              INFORMATION STATEMENT

                                       OF

                              C & D PRODUCTION INC.

                              8F, NO. 268 KWANG-FU
                         SOUTH ROAD, TAIPEI, TAIWAN, ROC

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                        TO YOU BY THE BOARD OF DIRECTORS
                              C & D PRODUCTION INC.

                    THE COMPANY IS NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                           SEND A PROXY TO THE COMPANY

         This Information Statement is being mailed or furnished to the stockholders of C & D Production Inc., a Nevada corporation (the "Company"), in connection with the approval by the Company's Board of Directors by unanimous written consent dated January 27, 2004 of the corporate action referred to below and the subsequent adoption of such corporate action by written consent on January 27, 2004 of holders entitled to vote a majority of the aggregate shares of the Company's common stock, par value $0.001 per share (the "Common Stock"). Accordingly, all necessary corporate approvals in connection with matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect.

         The Company's Board of Directors has fixed May 19, 2004 as the record date for determining the holders of Common Stock entitled to notice and receipt of this Information Statement. This Information Statement is first being mailed or furnished to the stockholders of the Company on or about _________ __, 2004, and the transaction described herein shall not become effective until at least 20 days thereafter.

                               ACTION BY BOARD OF
                                    DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS

         An amendment to the Company's Articles of Incorporation ("Articles of Incorporation") to increase the number of authorized shares of the Common Stock to 100,000,000 was authorized and adopted by unanimous written consent of the Board of Directors of the Company on January 27, 2004, a copy of which is attached hereto as Exhibit B, and the Company received the written consent in lieu of a meeting of stockholders from the stockholders entitled to vote a majority of the shares of Common Stock on January 27, 2004, which is attached hereto as Exhibit C:

         The reasons for, and general effect of, the amendment to the Company's Articles of Incorporation is described in "ACTION 1 - AMENDMENT INCREASING THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK."

         The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

                                     GENERAL

         This Information Statement is first being mailed or furnished to stockholders on or about _________ __, 2004, and the amendment described herein will not become effective until at least 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

                           VOTE OBTAINED - NEVADA LAW

         Nevada Revised Statutes ("NRS") 78.390 provides that every amendment to the Company's Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under NRS 78.390 and the Company's bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company's Articles of Incorporation. NRS 78.320 provides that, unless otherwise provided in the Company's Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible in order to accomplish the purposes as hereafter described, the Company's Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the Company's voting stock, which voting stock is comprised entirely of the Common Stock. NRS
78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         As of January 27, 2004, there were 25,000,000 outstanding shares of Common Stock. Each holder of Common Stock was entitled to one vote for each share held by such holder. The shares of Common Stock, among other things, had no preemptive rights. Stockholders holding in the aggregate 12,613,567 shares of Common Stock, or 50.1% of the outstanding Common Stock, approved the Share Increase Amendment (as defined below).

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of December 31, 2003, certain information concerning the beneficial ownership of Common Stock by (i) each stockholder known by the Company to own beneficially five percent or more of Common Stock outstanding; (ii) each director; (iii) each executive officer; and
(iv) all of the Company's executive officers and directors as a group, and their percentage ownership and voting power.


                                                                                                PERCENT OF SHARES
         NAME AND ADDRESS OF BENEFICIAL OWNER                  SHARES BENEFICIALLY OWNED       BENEFICIALLY OWNED

Michael Chou,
  3F, No. 272 Kwang-Fu South Road, Taipei, Taiwan ROC...                 2,625,000                         9.4%
Rachel Lin
  3F.-1, No.2-14, Lane 75, Liancheng Rd., Jhonghe City,
  Taipei County 235, Taiwan ROC.........................                   525,000                         1.9%
Dennis Chang
  2F, No. 5 Wen-Ho Road, Taipei, Taiwan ROC.............                 1,050,000                         3.7%
Mei-Liu Chiang
  No.47, Alley 30, Lane 284, Wusing St., Sinyi District,
  Taipei City 110, Taiwan ROC...........................                 1,050,000                         3.7%
Keng-Lien Chou
  No.18, Lane 11, Jhulian St., Hsinchu City 300, Taiwan ROC                962,500                         3.4%
Kevin Lin
  7F., No.61, Lane 134, Sec. 3, Sinyi Rd., Da-an District,
  Taipei City 106, Taiwan ROC...........................                    50,000                          *
All directors and officers
  as a group (6 persons)..................................               6,262,500                        22.2%
-----------
* Less than one percent.


                        NOTICE TO STOCKHOLDERS OF ACTION
                       APPROVED BY CONSENTING STOCKHOLDERS

         The following action has been approved by the written consent of the holders together entitled to vote a majority of the aggregate shares of Common
Stock:

                                    ACTION 1

                              AMENDMENT INCREASING
                         THE NUMBER OF AUTHORIZED SHARES
                          OF THE COMPANY'S COMMON STOCK

PURPOSE OF THE INCREASE

         The Company's Board of Directors has determined that it is in the Company's best interest to increase the number of authorized shares of Common Stock. The Board of Directors believes that the amendment to increase the authorized shares of the Company's Common Stock (the "Share Increase Amendment") will provide the Company with greater flexibility by increasing the Company's authorized capital to allow it to issue additional shares of Common Stock. Consequently, the Board of Directors has recommended that the Company increase the number of authorized shares of Common Stock to 100,000,000 shares.

EFFECT OF THE INCREASE

         The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Company's Articles of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

         The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by its stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

         The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the Share Increase Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

VOTE REQUIRED

         Pursuant to NRS 78.385 and NRS 78.390, the affirmative vote of the holders of a majority of the Company's outstanding voting stock is sufficient to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Common Stock to 100,000,000 shares, which vote was obtained by majority written consent. As a result, the Share Increase Amendment was approved and no further votes will be needed.

EFFECTIVE DATE

         Under applicable federal securities laws, the Share Increase Amendment cannot be effective until at least 20 calendar days after this Information Statement is sent or given to the Company's stockholders. The Share Increase Amendment will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the foregoing will take place 20 calendar days after distribution of this Information Statement is mailed to the Company's stockholders.

DISSENTERS' RIGHTS OF APPRAISAL

         The Nevada Revised Statutes do not provide for appraisal rights in connection with the increase of authorized shares of the Company's capital stock.

           WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

         The Company's subject to the information requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and Form 10-QSB with the Securities and Exchange Commission ("SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

May 19, 2004

                                    EXHIBIT A

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

DEAN HELLER
Secretary of State
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684-5708

                                 CERTIFICATE OF
                                   AMENDMENT
                                (PURSUANT TO NRS
                               78.385 AND 78.390)


Important:  Read attached instructions before completing form.
--------------------------------------------------------------------------------

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)
                              -REMIT IN DUPLICATE-

1. Name of corporation: C & D Production Inc.


2. The articles have been amended as follows (provide article numbers, if available):

Article Fourth: The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000). The par value of such shares is $.001. All such shares are one class and are shares of common stock.



3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: MAJORITY .*
                                                       --------

4. Effective date of filing (optional): upon filing .
                                        -----------

 5. Officer Signatures (Required):               .
                                  ---------------



*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                    EXHIBIT B

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                              C & D PRODUCTION INC.


         The undersigned, constituting all of the members of the board of directors (the "BOARD") of C & D Production Inc., a Nevada corporation (the "COMPANY"), adopt the following resolutions by unanimous written consent in lieu of a meeting, pursuant to Section 78.315 of the Nevada General Corporation Law:

                           RESOLVED, that an increase in the authorized number of shares of common stock, par value $.001 per share (the "COMMON STOCK") of the Company from 25,000,000 shares to 100,000,000, is hereby authorized and approved; and it is further

                           RESOLVED, that the certificate of amendment to the Company's Articles of Incorporation (the "CERTIFICATE OF AMENDMENT"), which provides for an increase in the authorized number of shares of Common Stock of the Company in substantially the form attached hereto as EXHIBIT A, is hereby authorized and approved; and it is further

                           RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, to execute and file the Certificate of Amendment with the Secretary of State of the State of Nevada, in the name and on behalf of the Company, with such changes thereto as any officer may approve, the execution and filing of the Certificate of Amendment with the Secretary of State of Nevada to be conclusive evidence of such approval, and to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by unanimous written consent as of the 27th day of January, 2004.



                                        -----------------------------------
                                        MICHAEL CHOU


                                        -----------------------------------
                                        KENG-LIEN CHOU


                                        -----------------------------------
                                        DENNIS CHANG


                                        -----------------------------------
                                        MEI-LIU CHIANG


                                        -----------------------------------
                                        RACHEL LIN


                                        -----------------------------------
                                        KEVIN LIN

                                    EXHIBIT C


                         WRITTEN CONSENT OF THE MAJORITY
                             OF THE STOCKHOLDERS OF
                             C & D PRODUCTION INC.


         The undersigned, constituting the holders entitled to vote a majority of the aggregate shares of common stock, par value $.001 per share (the "COMMON STOCK") of C & D Production Inc., a Nevada corporation (the "COMPANY"), hereby adopt the following resolutions by written consent in lieu of a meeting, pursuant to Section 78.320 of the Nevada Revised Statutes:

                           RESOLVED, that an increase in the authorized number of shares of common stock, par value $.001 per share (the "COMMON STOCK") of the Company from 25,000,000 shares to 100,000,000, is hereby authorized and approved; and it is further

                           RESOLVED, that the certificate of amendment to the Company's Articles of Incorporation (the "CERTIFICATE OF AMENDMENT"), which provides for an increase in the authorized number of shares of Common Stock of the Company in substantially the form attached hereto as EXHIBIT A, is hereby authorized and approved.



                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by unanimous written consent as of the 27th day of January, 2004.



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